RESTRICTED STOCK AGREEMENT
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     This Restricted Stock Agreement (the "Agreement") is entered into as of the
19th day of June, 2000 (the "Date of Grant"), by and between Fairfield Communities, Inc., a Delaware corporation (the "Company"), and Bryan D. Langton (the "Participant"). The Company and the Participant agree as follows:

     1.  Recitals.  As  part  of its  compensation  programs,  the  Company  has
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available  for  award  to  consultants,   officers,   other  key  employees  and
non-employee directors of the Company and its subsidiaries restricted shares of the Company's Common Stock pursuant to the terms of its 2000 Incentive Stock Plan (a copy of which is attached hereto as Exhibit A, the "Plan"). The award of the restricted stock to the Participant and the execution of this Agreement in the form hereof have been duly authorized by the Company's Board of Directors, on the date set forth above.

     2. Definitions.  The following terms shall have the meanings indicated when
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used herein:

     (a) "Cause" shall mean (i) an intentional act or acts of fraud, embezzlement or theft constituting a felony and resulting or intended to result directly or indirectly in gain or personal enrichment for the Participant at the expense of the Company or any of its subsidiaries or (ii) the continued, repeated, intentional and willful refusal to perform the duties associated with the Participant's position with the Company or any of its subsidiaries which is not cured within 15 days following written notice to the Participant. For purposes of this Agreement, no act or failure to act on the part of the Participant shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done or omitted to be done by the Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company or its subsidiaries.

     (b) "Change in Control" shall mean the happening of any of the following:

          (i) During any period of 24 consecutive months, ending after the date hereof:

               (A) individuals who were directors of the Company at the beginning of such 24-month period, and

               (B) any new director whose election or nomination for election by the Board of Directors was approved by a vote of the greater of (1) at least two-thirds (2/3), or (2) four affirmative votes, in each case, of the directors then still in office who were either directors at the beginning of such 24-month period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority of the Board of Directors of the Company;

          (ii) Any person or entity (other than the Company or its subsidiary employee benefit plan or plans or any trustee of or fiduciary with respect to such plan or plans when acting in such capacity), or any group acting in concert, shall beneficially own, directly or indirectly, more than fifty percent (50%) of the total voting power represented by the then outstanding securities of the Company entitled to vote generally in the election of directors ("Voting Securities");

          (iii) Upon a merger, combination, consolidation or reorganization of the Company, other than a merger, combination, consolidation or reorganization which would result in (A) the Voting Securities of the Company outstanding immediately prior thereto continuing to represent
     (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50% of the voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such transaction and (B) at least such 50% of voting power continuing to be held in the aggregate by the holders of the Voting Securities of the Company immediately prior to such transaction (conditions (A) and (B) are referred to as the "Continuance Conditions"); or

          (iv) All or substantially all of the assets of the Company are sold or otherwise disposed of, whether in one transaction or a series of transactions, unless the Continuance Conditions shall have been satisfied with respect to the purchaser of such assets and such purchaser assumes the Company's obligations under this Agreement.

     (c) "Disability" shall mean an illness or accident which prevents the Participant, for a continuous period lasting six months, from performing the material job duties normally associated with his position. In the event that any disagreement or dispute arises between the Company and the Participant as to whether the Participant has incurred a "Disability", then, in any such event, the Participant shall submit to a physical and/or mental examination by a competent and qualified physician licensed under the laws of the State of the Participant's residence who shall be mutually selected by the Company and the Participant, and such physician shall make the determination of whether the Participant suffers from any "Disability". In the absence of fraud or bad faith, the determination of such physician as to the Participant's condition at such time shall be final and binding upon both the Company and the Participant. The entire cost of any such examination shall be borne solely by the Company.

     3. Award. The Company hereby awards the Participant a total of 9,194 shares
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(the  "Shares") of the Company's  common  stock,  par value $0.01 per share (the
"Common Stock"), issued from treasury. The Company represents and warrants that such Shares are duly authorized, validly issued, fully paid and non-assessable.

     4. Risk of  Forfeiture.  The Shares  will be subject to  forfeiture  if the
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Participant's service as Chairman of the Company is terminated at any time prior to March 16, 2001, due to Participant's resignation or removal for "Cause". If the Participant's service as Chairman of the Company is terminated at any time prior to March 16, 2001 for any other reason, including death or "Disability", but excluding as a result of a "Change in Control", (the "Premature Termination Date") then the "Unearned Portion of the Shares" shall be forfeited. The "Unearned Portion of the Shares" shall be equal to (a) a fraction, the numerator of which is the number of days between the Premature Termination Date and March 16, 2001 (exclusive of the Premature Termination Date but inclusive of March 16, 2001) and the denominator of which is the number of days between June 1, 2000 and March 16, 2001 (inclusive of both dates), multiplied by (b) the number of Shares, with the result to be rounded to the nearest whole share. The "Earned Portion of the Shares" shall be equal to the number of Shares minus the Unearned Portion of the Shares.

     The risk of forfeiture and the restriction on transfer will lapse (a "Vesting") as to all or a portion of the Shares not previously forfeited upon the earliest to occur of the following:

          (i) as to 100% of the Shares, at 11:59 p.m., Orlando, Florida time, on March 16, 2001;

          (ii) as to the Earned Portion of the Shares, on the Premature Termination Date; and

          (iii) as to 100% of the Shares, upon the occurrence of a Change in Control.

     Notwithstanding any provision of this Agreement to the contrary, if any amount or benefit to be paid or provided under this Agreement would be an "Excess Parachute Payment", within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision thereto, but for the application of this sentence, then the payments and benefits to be paid or provided under this Agreement shall be reduced to the minimum extent necessary (but in no event to less than zero) so that no portion of any such payment or benefit, as so reduced, constitutes an Excess Parachute Payment; provided, however, that the foregoing reduction shall be made only if and to the extent that such reduction would result in an increase in the aggregate payment and benefits to be provided, determined on an after-tax basis (taking into account the excise tax imposed pursuant to Section 4999 of the Code, or any successor provision thereto, any tax imposed by any comparable provision of state law and any applicable federal, state and local income taxes). The determination of whether any reduction in such payments or benefits to be provided under this Agreement or otherwise is required pursuant to the preceding sentence shall be made at the expense of the Company, if requested by Participant or the Company, by the Company's independent accountants. The fact that Participant's right to payments or benefits may be reduced by reason of the limitations contained in this paragraph shall not of itself limit or otherwise affect any other rights of Participant other than pursuant to this Agreement. In the event that any payment or benefit intended to be provided under this Agreement or otherwise is required to be reduced pursuant to this paragraph, Participant shall be entitled to designate the payments and/or benefits to be so reduced in order to give effect to this paragraph. The Company shall provide Participant with all information reasonably requested by Participant to permit Participant to make such designation. In the event that Participant fails to make such designation within 10 business days following the date of an occurrence of a "Change in Control", the Company may effect such reduction in any manner it deems appropriate.

     5. Rights as Stockholder. Unless and until forfeited, the Participant shall
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have,  with  respect to the shares of Common Stock  underlying  the grant of the
Shares,  all of the rights of a
stockholder of such Common Stock (except as otherwise provided herein). Any stock dividends paid in respect of Shares will be treated as additional Shares and will be subject to the same restrictions and other terms and conditions that apply to the Shares with respect to which such stock dividends are issued.

     6. Share Certificates.
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     (a) The  Participant  will be  issued  one or more  stock  certificates  in respect of the Shares. Each Share certificate will be registered in the name of the Participant, will be accompanied by a stock power duly executed by the Participant and will bear, among any other required legends, the following legend:

     "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING, WITHOUT LIMITATION, THE FORFEITURE EVENTS) CONTAINED IN THE RESTRICTED STOCK AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND FAIRFIELD COMMUNITIES, INC. A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF FAIRFIELD COMMUNITIES, INC. IN ORLANDO, FLORIDA. FAIRFIELD COMMUNITIES, INC. WILL FURNISH TO THE RECORDHOLDER OF THIS CERTIFICATE, WITHOUT CHARGE AND UPON WRITTEN REQUEST AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF SUCH AGREEMENT. FAIRFIELD COMMUNITIES, INC. RESERVES THE RIGHT TO REFUSE TO RECORD THE TRANSFER OF THIS CERTIFICATE UNTIL ALL SUCH RESTRICTIONS ARE SATISFIED, ALL SUCH TERMS ARE COMPLIED WITH AND ALL SUCH CONDITIONS ARE SATISFIED."

All certificates evidencing grants of Shares will be deposited with and held in custody by the Company until the date on which the risk of forfeiture lapses and all of the conditions and restrictions on the Shares are satisfied.

     (b) New  Certificates.  Subject to the  provisions  of Sections 6(a) and 7,
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after  Vesting  and the  satisfaction  and/or  lapse of the  transfer  and other restrictions, terms and conditions applicable to the Shares, a new certificate representing the Shares, without the legend set forth above in Section 6(a) or other restriction, will (in lieu, and upon cancellation, of the certificate, or the portion thereof, previously representing such Shares) be registered in the name of the Participant and delivered to the Participant within fifteen business days after the later of Vesting or payment of the taxes provided in Section 7 below.

     7. Withholding. The Participant shall, at or promptly following the time of
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Vesting  and as a  condition  precedent  to the  delivery  of a  certificate  as provided in Section 6(b) above, pay to the Company in cash an amount equal to any applicable withholding taxes required to be withheld or collected under applicable federal, state or local laws or regulations. Furthermore, the Company will have the right to deduct and withhold any such applicable taxes from, or in respect of, any dividends or other distributions paid on or in respect of the Shares. All taxes, if any, in respect of any grants or payments to the Participant hereunder will be the sole responsibility of and shall be paid by the Participant.

     8. Restrictions on Transfer. The Shares, and any rights or interest in this
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Agreement,  shall  not,  prior  to  Vesting,  be  assigned,  transferred,  sold, exchanged or otherwise disposed of in any way at any time by the Participant. Any such award, rights or interests will not, prior to Vesting, be pledged, encumbered or otherwise hypothecated in any way at any time by the Participant. Any such award, rights or interests will not, prior to Vesting, be subject to execution, attachment or similar legal process. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way any such awards, rights or interests, or the levy of any execution, attachment or similar legal process thereon, contrary to the terms of this Agreement, will be null and void and without legal force or effect. Upon Vesting, if the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), the Participant shall not dispose of the Shares in violation of the Securities Act.

     9.  Registration  and  Listing.  The  Company  shall,  at its sole cost and
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expense,  take all necessary  action to register or qualify the Shares under the
Securities Act and to list the Shares on the NYSE (or such other principal exchange on which the Common Stock is then listed for trading), to permit the sale of the Shares by the Participant in compliance with the Securities Act and any state securities laws. Prior to registration, the Shares shall bear a legend similar to the following:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR ANY FEDERAL OR STATE SECURITIES LAWS. THE SHARES HAVE NOT BEEN ACQUIRED BY THE HOLDER WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933. NEITHER THIS SECURITY NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND ANY APPLICABLE FEDERAL OR STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

     10. Notices.  Each notice relating to this Agreement must be in writing and
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delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company must be addressed to it at its principal office: Fairfield Communities, Inc., 8669 Commodity Circle, Orlando, Florida 32819, attention of the Secretary. Each notice to the Participant must be addressed to the Participant at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     11.  Amendments.  The Board of Directors of the Company or any committee of
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the Board of Directors of the Company which is authorized to administer the Plan may, without the
consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time at which the risk of forfeiture of the Shares and the restriction on transfer shall lapse. The Board of Directors of the Company and any committee of the Board of Directors of the Company which is authorized to administer the Plan may not otherwise amend this Agreement without the consent of the Participant.

     12.  Governing  Law.  This  Agreement  shall be  construed  and enforced in
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accordance with, and governed by, the laws of the State of Florida.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement, effective on the date set forth above.

                                      FAIRFIELD COMMUNITIES, INC.


                                      By:
                                          --------------------------------------
                                          Marcel J. Dumeny
                                          Executive Vice President and Secretary


                                      PARTICIPANT:


                                          --------------------------------------
                                          Bryan D. Langton

                                          Address for Notice:

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